Exhibit 10

                              DECLARATION OF TRUST


This declaration of trust is made by Omega Explorations Services (the "Trustee") in favor of Amerthai Minerals Inc. (the "Beneficiary"). The trustee solemnly declares that he holds a 100% interest in the Boomer mineral claim, Tenure Number 706779 inclusive (the "Property") located in the Kamloops Region of southern British Columbia, Canada, in trust solely for the benefit to the beneficiary.

The trustee further promises the Beneficiary not to deal with the property in any way, except to transfer the Property to the Beneficiary, without written instructions, direction and consent of the Beneficiary.

Given at Savona, BC, Canada on the 5th day of March, 2010.


SIGNED SEALED AND DELIVERED by            )
                                          )
JAMES W. MCLEOD to the presence of        )

                                          )
/s/ Jacqueline McLeod                     )      /s/  James W. McLeod
-----------------------------             )      -------------------------------
SIGNATURE OF WITNESS                      )      JAMES W. MCLEOD
                                          )
Jacqueline McLeod                         )
-----------------------------             )
NAME OF WITNESS                           )
                                          )
P.O. Box 216, Savona, BC                  )
-----------------------------             )
ADDRESS OF WITNESS                        )